Vanguard Energy Fund Investment Strategy - Retail Prospectus [Member] - Vanguard Energy Fund	Jan. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks of companies principally engaged in activities in the energy industry, such as the exploration, production, and transmission of energy or energy fuels; the making and servicing of component products for such activities; energy research; and energy conservation or pollution control. This includes the conventional areas of oil, gas, electricity, and coal, and newer sources of energy such nuclear, geothermal, and solar power. The Fund may invest in foreign stocks as part of its principal investment strategy.